                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) August 22, 2002

                           AMERICANA PUBLISHING, INC.
               (Exact name of registrant as specified in charter)

     Colorado                                                84-1453702
  (State or other juris-          (Commission             (IRS Employer
diction of incorporation)          file number)            Idenrtification No.)

303 San Mateo NE, Suite 104A, Albuquerque, New Mexico             87108
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:  (505)265-6121

ITEM 7 - FINANCIAL STATEMENTS OF BUSINESS ACQUIRED JULY 16, 2001

                        INDEPENDENT AUDITOR'S REPORT

The Board of Directors
Corporate Media Group, Inc.
Cleveland, Tennessee

We have audited the accompanying  balance sheet of Corporate  Group,  Inc. as of
December 31, 2000 and the related statements of operations and retained earnings
(deficit) and cash flows for the years ended  December 31, 2000 and 1999.  These financial  statements are the  responsibility of the Company's  management.  Our responsibility  is to express an opinion on these financial  statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the  United  States of  America.  Those  standards  require  that we plan and perform the audits to obtain  reasonable  assurance  about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis,  evidence  supporting  the amounts and  disclosures in the financial statements.  An audit also includes assessing the accounting principles used and the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion,  the financial  statements  referred to above present fairly, in all material respects,  the financial position of Corporate Media Group, Inc. as of December 31, 2000,  and the results of its  operations and its cash flows for the  years  ended  December  31,  2000 and 1999 in  conformity  with  accounting principles generally accepted in the United States of America.

Chattanooga, Tennessee
December 6, 2001

                   /s/ Henderson Hutcherson & McCullough, PLLC

                           CORPORATE MEDIA GROUP, INC.
                                  BALANCE SHEET
                                DECEMBER 31, 2000

                                     ASSETS

CURRENT ASSETS
   Cash                                                             $    74,339
   Accounts receivable                                                1,096,917
   Inventory                                                            349,621
   Prepaid corporate taxes                                              183,249
   Tax refund receivable                                                249,302
     Total current assets                                            $1,953,428

PROPERTY AND EQUIPMENT
   Production equipment                                               1,589,290
   Office equipment                                                     275,043
   Furniture and fixtures                                               281,996
   Transportation equipment                                             192,797
   Leasehold improvements                                               758,037
                                                                      3,097,163
   Less accumulated depreciation                                       (964,339)
     Cost less accumulated depreciation                               2,132,824

TOTAL ASSETS                                                         $4,086,252

                      LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
   Line of credit                                                   $   568,623
   Current portion of notes payable                                      73,402
   Current portion of capital lease obligations                         140,596
   Accounts payable                                                   2,917,513
   Payroll taxes payable                                                 13,715
   Loans from stockholders                                              366,330
     Total current liabilities                                        4,080,179

LONG-TERM LIABILITIES
   Notes payable less current portion                                   155,930
   Capital lease obligations less current portion                       369,595
     Total long-term liabilities                                        525,525

TOTAL LIABILITIES                                                     4,605,704

STOCKHOLDERS' EQUITY
   Common stock - no par value, 1,000,000 shares
    authorized, 1,000 shares issued and outstanding                       1,000
   Retained earnings (deficit)                                         (520,452)
     Total stockholders' equity                                        (519,452)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                          $ 4,086,252

    The accompanying notes are an integral part of the financial statements.

                           CORPORATE MEDIA GROUP, INC.
            STATEMENTS OF OPERATIONS AND RETAINED EARNINGS (DEFICIT)
                     YEARS ENDED DECEMBER 31, 2000 AND 1999

                                                     2000                               1999
                                                              Percent of                         Percent of
                                               Amount            Sales            Amount            Sales
INCOME
   Sales                                    $11,454,397         100.0%          $28,809,857         100.0%
     Total income                            11,454,397         100.0            28,809,857         100.0

COST OF SALES
   Beginning inventory                          319,001          2.8                749,634           2.6
   Purchases                                  7,361,545         64.2             21,234,382          73.6
   Freight                                      264,384          2.3                689,521           2.4
   Wages and salaries                         1,227,523         10.7              1,170,535           4.1
   Contract labor                               263,499          2.3                 85,730            .3
   Payroll taxes                                125,529          1.1                 55,689            .2
   Depreciation expense                         522,392          4.6                267,906            .9
   Equipment rental                              78,417           .7                 44,401            .2
     Merchandise available for sale          10,162,290         88.7             24,297,798          84.3
   Less ending inventory                        349,621          3.0                319,001           1.1
     Total cost of sales                      9,812,669         85.7             23,978,797          83.2

GROSS PROFIT                                  1,641,728         14.3              4,831,060          16.8
OPERATING EXPENSES
   Wages and salaries                         1,224,844         10.8              1,775,713           6.1
   Payroll and other taxes                       78,941           .7                 94,560            .3
   Advertising                                   91,568           .8                102,738            .4
   Auto expense                                  24,949           .2                 22,390            .1
   Commissions                                  153,070          1.3              1,007,162           3.5
   Insurance                                    202,111          1.8                144,753            .5
   Office expenses                              100,359           .9                132,710            .5
   Postage                                       54,495           .5                 48,374            .2
   Printing                                       4,293           .0                  5,482            .0
   Rent expense                                 216,000          1.9                177,450            .6
   Repairs and maintenance                       73,904           .7                 50,700            .2
   Telephone and utilities                      206,926          1.8                184,775            .6
   Travel and entertainment                     171,572          1.5                221,362            .7
   Security                                      11,957           .1                 17,144            .1
   Professional expenses                        198,720          1.7                 28,813            .1
   Amortization                                       0           .0                    204            .0
   Contributions                                      0           .0                 15,077            .1
     Total operating expenses                 2,883,709         24.7              4,029,407          14.0

OPERATING INCOME (LOSS)                      (1,191,981)       (10.4)               801,653           2.8

OTHER INCOME
  Interest income                                 6,714          0.0                120,838            .4

OTHER EXPENSES
   Bad debts                                     86,376           .8                536,284           1.9
   Interest expen                               108,228           .9                 51,955            .1
     Total other expenses                       194,604          1.7                588,239           2.0

INCOME (LOSS) BEFORE TAXES                   (1,379,871)       (12.1)               334,252           1.2

TAXES
   State                                              0           .0                 31,841            .1
   Federal                                     (249,302)          .0                112,848            .4
     Total taxes                               (249,302)          .0                144,689            .5

NET INCOME (LOSS)                            (1,130,569)         9.9%               189,563            .7%

   Retained earnings - beginning                610,117                             420,554
   Retained earnings (deficit) -
      Ending                            $      (520,452)                     $      610,117

EARNINGS (LOSS) PER
COMMON SHARE                            $      (1,130.57)                    $       189.56

    The accompanying notes are an integral part of the financial statements.

                           CORPORATE MEDIA GROUP, INC.
                            STATEMENTS OF CASH FLOWS
                     YEARS ENDING DECEMBER 31, 2000 AND 1999

                                                                           2000                      1999

CASH FLOWS FROM OPERATING ACTIVITIES
   Net income (loss)                                                   $(1,130,569)              $    189,563
   Adjustments to reconcile net income to
     net cash provided by operating activities:
         Depreciation and amortization                                     522,392                    268,110
         (Increase) decrease in accounts receivable                        502,745                     24,000
         (Increase) decrease in prepaid expenses                           (67,844)                  (115,405)
         (Increase) decrease in taxes receivable                          (249,302)                  (147,147)
         (Increase) decrease in loans to stockholders                      300,881                          0
         (Increase) decrease in inventories                                (30,620)                   430,633
         (Increase) decrease in other assets                                     0                        204
         Increase (decrease) in accounts payable                           362,186                    420,418
         Increase (decrease) in accrued liabilities                       (373,058)                   749,167
            Total adjustments                                              967,380                  1,629,980

            Net cash provided (used) by operating activities              (163,189)                 1,819,543

CASH FLOWS FROM INVESTING ACTIVITIES
   Cash payments for the purchase of property                             (278,750)                (2,264,665)
     Net cash used by investing activities                                (278,750)                (2,264,665)

CASH FLOWS FROM FINANCING ACTIVITIES
   Short-term borrowings                                                   568,623                     16,152
   Long-term borrowings                                                     50,620                    727,918
   Principal payments on long-term debt                                   (102,965)                  (356,928)
   Principal payments on short-term debt                                                              (16,152)
     Net cash provided by financing activities                             516,278                    370,990

NET INCREASE (DECREASE) IN CASH
   AND CASH EQUIVALENTS                                                     74,339                    (74,132)
   Cash and cash equivalents - beginning                                         0                     74,132
   Cash and cash equivalents - ending                               $       74,339            $             0

    The accompanying notes are an integral part of the financial statements.

                           CORPORATE MEDIA GROUP, INC.
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     This summary of significant  accounting  policies of Corporate Media Group,
     Inc.  (the Company) is presented to assist in  understanding  the Company's
     financial   statements.    The   financial   statements   and   notes   are
     representations  of the Company's  management  which is responsible for the integrity and  objectivity of the financial  statements.  These  accounting
     policies  conform  to  generally   accounting   principles  and  have  been
     consistently applied in the preparation of the financial statements.

     Nature of Operations

     The Company  provides an array of services  which  includes audio and video duplication  packaging,  fulfillment,  storage, and marketing.  The Company provides  these  services and credit to various  customers  throughout  the nation. Consequently, the Company's ability to collect the amounts due from customers is affected by economic fluctuations in the industry.

     Cash and Cash Equivalents

     For  purposes of the  Statement  of Cash Flows,  cash is defined as cash on hand and in banks.

     The Company  considers all highly liquid debt  instruments  purchased  with original  maturities of three months or less to be cash  equivalents.  Bank overdrafts  are  considered to be current  liabilities  similar to accounts payable.

     Accounts Receivable

     The Company  considers all accounts  receivable to be fully  collectible at
     December  31, 2000.  Bad debt expense  amounted to $86,376 and $536,284 for the years 2000 and 1999, respectively.

     Inventories

     Inventories  are stated at the lower of cost or market.  Cost is determined by the  first-in,  first-out  method,  and market  represents  the lower of replacement cost or estimated net realizable value.

     Property and Equipment

     Property and  equipment are carried at cost.  Depreciation  of property and
     equipment  is  provided  using  the  straight-line   method  for  financial
     reporting purposes at rates based on the following  estimated useful lives:
     Years  Machinery  and  equipment 7 Furniture  and  fixtures  5-7  Leasehold improvements 39

     For  federal  income  tax  purposes,  depreciation  is  computed  using the modified  accelerated  cost recovery system.  This method  approximates the straight-line method.  Expenditures for major renewals and betterments that extend  the  useful  lives  of  property  and  equipment  are  capitalized.
     Expenditures  for  maintenance  and  repairs  are  charged  to  expense  as incurred.  Depreciation  expense  amounted to $522,392 and $267,906 for the years ended December 31, 2000 and 1999, respectively.

     INCOME TAXES

     Income taxes are provided for the tax effects of  transactions  reported in the financial  statements and consist of taxes  currently due plus deferred taxes related  primarily to basis  differences for financial and income tax reporting,  if any. In 2000,  the  Company  recorded a credit to income tax expense  resulting from a carryback of losses to prior years.  The deferred tax assets and liabilities  represent the future tax return consequences of those  differences,  which will  either be taxable or  deductible  when the assets and liabilities  are recovered or settled.  During 2000, the Company had no material differences gibing raise to deferred taxes.

     USE OF ESTIMATES

     The  preparation  of financial  statements  in  conformity  with  generally accepted  accounting  principles  requires management to make estimates and
     assumptions   that  affect  certain   reported   amounts  and  disclosures.
     Accordingly, actual results could differ from those estimates.

NOTE 2 - LONG-TERM DEBT

     Long-term debt at December 31, 2000 consists of the following:

          Notes payable to finance companies,
          payable in monthly installments of
          $2,384  including  interest at 11.5%,
          final  payment due August 2002,
          collateralized by furniture and equipment                     $ 42,126

          Notes payable to banks, payable in monthly
          installments of $3,411 including interest from
          9.15% to 10.99%, final payment due December,
          2005, secured by vehicles                                      101,895

          Note payable to bank, due in monthly payments
          of $2,114 including interest at 10.5%, final
          payment due February 2005, collateralized by
          equipment                                                       85,311
                                                                        --------
                                                                         229,332
         Less - current portion                                           73,402

         Long-term debt                                                 $155,930

         Maturities of long-term debt are as follows:

                   Year Ending
                  December 31,                            Amount

                      2001                             $  73,402
                      2002                                62,389
                      2003                                42,301
                      2004                                34,687
                      2005                                16,553
                                                        ---------
                                                        $229,332

NOTE 3 - LINE OF CREDIT

     The  Company  has a line  of  credit  agreement  with a bank.  The  maximum borrowings  available under the agreement  amount to $600,000 with interest at prime plus 1.5%.  The agreement  matures April 1, 2001 and is secured by inventory and accounts receivable.  At December 31, 2000, $568,623 had been drawn on the line.

NOTE 4 - TRANSACTIONS WITH RELATED PARTIES

     The Company leases its building from officers of the Company.  The lease is a  month-to-month  arrangement  with a current  monthly payment of $18,000.
     Rent expense amounted to $216,000 and $177,450 for years ended December 31,
     2000 and 1999, respectively.

NOTE 5 - LEASES

     The Company  leases part of its equipment  under capital  leases and all of its operating  facilities  under an operating lease. The operating lease is with related parties as discussed in Note 4.

     The  economic  substance  of the  capital  leases  is that the  Company  is financing  the  acquisition  of the assets  through  the leases  over their terms,  and  accordingly,  they are reflected in the  Company's  assets and liabilities.  The  following is an analysis of the book value of the leased assets included in equipment at December 31, 2000:

                  Cost                                                  $729,468
                  Accumulated depreciation                               211,477
                                                                        --------
                                                                        $517,961

     The  following  is a schedule  by years of future  minimum  lease  payments required  under the capital  leases and no cancelable  operating  leases at
     December 31, 2000:

                                                Noncancelable
                                                   Capital             Operating
                                                    Leases               Leases
         Year ending December 31
                  2001                             $189,150             $36,141
                  2002                              189,150              35,849
                  2003                              137,453              25,048
                  2004                               74,651               1,282
                                                    590,404             $98,320
         Amounts representing interest                                   80,213

         Present value of net minimum lease payments                   $510,191

NOTE 6 - ADVERTISING COSTS

     Advertising  costs  are  charged  to  expense  as  incurred.  There  are no capitalized  advertising  costs at  December  31,  2000 and 19999 and total expense  amounted to $91,568 and $102,738 for years ended December 31, 2000 and 1999, respectively.

NOTE 7 - CASH FLOWS INFORMATION

     For the purposes of the statement of cash flows,  cash and cash equivalents are defined as demand deposit's at banks

         Cash paid during the year for:
                                                       2000             1999

                  Interest                          $108,228          $ 51,955
                  Income taxes                      $      0          $144,689

NOTE 8 - GOING CONCERN

     These financial statements are presented on the basis that the Company is a going concern. Going concern contemplates the realization of assets and the satisfaction  of  liabilities  in the  normal  course  of  business  over a reasonable length of time. The accompanying  financial statement shows that current  liabilities  exceed  current assets by $2,126,751 and a deficit in stockholders'  equity of $519,452 at December  31, 2000.  These  conditions raise  substantial  doubt about its ability to continue as a going concern.
     The financial  statements  do not include any  judgments  that might result from the outcome of this uncertainty.

NOTE 9 - MAJOR CUSTOMER

     A substantial  portion of the Company's  sales for the year ended  December
     31, 1999 was through infomercial videos produced for one customer.

SIGNATURE

Pursuant  to the  requirements  of the  Securities  Exchange  Act of  1934,  the
registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                                AMERICANA PUBLISHING, INC.
                                                        (Registrant)

Dated:  August 23, 2002                     /s/ George Lovato, Jr.
                                           ---------------------------------
                                                George Lovato, Jr.
                                           President, Chief Executive Officer